UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2008 (April 28, 2008)

ZULU ENERGY CORP.
(Exact name of registrant as specified in its charter)

Colorado	000-52272	20-3437301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

122 N. Main Street, Sheridan, Wyoming 82801
(Address of principal executive offices) (zip code)

(307) 751-5517
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendments to Employment Agreements

As described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2008, the Company previously entered into employment agreements with Mr. Paul Stroud, our Chief Executive Officer, Mr. James Hostetler, our Executive Vice President, and Mr. Keith Reeves, our Vice President, Exploration. On April 28, 2008, our Board of Directors approved certain amendments to the employment agreements of Messrs. Stroud, Hostetler and Reeves, as more fully described below.

Increase in Shares of Restricted Stock Granted to Mr. Stroud

The Board amended Mr. Stroud’s employment agreement to increase the number of shares of restricted common stock granted to Mr. Stroud pursuant to his employment agreement from 2,000,000 to 2,050,000.

Restricted Stock Agreements

Pursuant to their employment agreements, Messrs. Stroud, Hostetler and Reeves are to receive an aggregate of 6,000,000 shares of common stock, which amount reflects the additional 50,000 shares to Mr. Stroud approved by the Board of Directors on April 28, 2008. The shares of common stock granted pursuant to these employment agreements originally were subject to vesting on certain established dates between January 1, 2009 and January 1, 2011. On April 28, 2008, the Board approved a form of Restricted Stock Agreement setting forth additional terms and conditions with respect to the vesting of the granted shares. In summary:

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Mr. Stroud’s shares of restricted common stock will vest as follows: 820,000 shares (40%) on January 1, 2009 so long as Mr. Stroud still is in service with the Company and the Company has successfully drilled three stratigraphic test wells before that date; 615,000 shares (30%) on January 1, 2010 so long as Mr. Stroud still is in service with the Company and the Company shall have successfully located and tested a potentially viable hydrocarbon reservoir prior to that date; and 615,000 shares (30%) on January 1, 2011 so long as Mr. Stroud still is in service with the Company.

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Mr. Hostetler’s shares of restricted common stock will vest as follows: 760,000 shares (40%) on January 1, 2009 so long as Mr. Hostetler still is in service with the Company and the Company has successfully drilled three stratigraphic test wells before that date; 570,000 shares (30%) on January 1, 2010 so long as Mr. Hostetler still is in service with the Company and the Company shall have successfully located and tested a potentially viable hydrocarbon reservoir prior to that date; and 570,000 shares (30%) on January 1, 2011 so long as Mr. Hostetler still is in service with the Company.

•
Mr. Reeves’ shares of restricted common stock will vest as follows: 820,000 shares (40%) on January 1, 2009 so long as Mr. Reeves still is in service with the Company and the Company has successfully drilled three stratigraphic test wells before that date; 615,000 shares (30%) on January 1, 2010 so long as Mr. Reeves still is in service with the Company and the Company shall have successfully located and tested a potentially viable hydrocarbon reservoir prior to that date; and 615,000 shares (30%) on January 1, 2011 so long as Mr. Reeves still is in service with the Company.

•	All shares of restricted common stock granted to Messrs. Stroud, Hostetler and Reeves will vest immediately upon a change of control of the Company and as provided in their employment agreements.

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In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Messrs. Stroud, Hostetler and Reeves may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of vested common stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

The foregoing is intended to be only a summary, does not purport to be a complete description of the Restricted Stock Agreement and is qualified in its entirety by reference to the form of Restricted Stock Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2008 Equity Incentive Plan

Also on April 28, 2008, the Board approved the Company’s 2008 Equity Incentive Plan (the “Plan”). The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units (awards of restricted stock, cash or a combination thereof), and dividend equivalent rights (collectively, the “Awards”) to officers, employees, directors, and consultants of the Company. In connection with the approval of the Plan, the Board reserved 20,000,000 shares of the Company’s common stock, for issuance under the Plan. The Plan will terminate at midnight on April 28, 2018.

The Plan shall be administered by the Board or a committee of the Board and shall have the authority to determine the type or types of Awards granted under the Plan. The Awards may be granted either alone, in addition to, or in tandem with, any other type of Award. The Board or the appointed committee of the Board shall determine (i) the number of shares of common stock, restricted stock, or restricted stock units to be subject to each Award; (ii) the time at which each Award is to be granted; (iii) the extent to which the transferability of shares of common stock issued or transferred pursuant to any Award is restricted; (iv) the fair market value of the common stock; (v) whether to accelerate the time of exercisability of any Award that has been granted; (vi) the period or periods and extent of exercisability of the options; and (vii) the manner in which an option becomes exercisable. In addition, the Board or appointed committee of the Board shall fix such other terms of each option, restricted stock award, and restricted stock units as it may deem necessary or desirable, and shall determine the form, terms, and provisions of each agreement to evidence each Award. A form of stock option agreement has been included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing is intended to be only a summary, does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the full text of the Plan, which was included as Exhibit 10.8 to our Amendment No. 1 to Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 29, 2008 (our “10-KSB/A”).

Swansi Letter Agreement

The Company previously issued to Swansi Holdings Corp. (“Swansi”) a warrant to purchase 15,000,000 shares of our common stock, subject to certain terms and conditions, as part of that certain Stock Purchase Agreement dated December 19, 2007 between the Company and Swansi. A copy of the Stock Purchase Agreement was included as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2007. Pursuant to the Warrant Holder Letter Agreement between the Company and Swansi Holdings Corp. dated April 25, 2008, Swansi agreed not to exercise any portion of its warrant until such time as the Company’s shareholders approve the proposed Amended and Restated Articles of Incorporation of the Company adopted by the Board of Directors on April 28, 2008.

The foregoing is intended to be only a summary, does not purport to be a complete description of the Warrant Holder Letter Agreement and is qualified in its entirety by reference to the Letter Agreement included as Exhibit 10.7 to our 10-KSB/A.

Option Holder Letter Agreement

As described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2008, the Company previously issued options to its officers exercisable into 4,500,000 shares of common stock pursuant to the officers’ employment agreements with the Company. The officers have agreed to waive their ability to exercise these options until the Company’s shareholders approve the 2008 Equity Incentive Plan discussed above in this Item 1.01. If the Company’s shareholders approve the 2008 Equity Incentive Plan, the officers may exchange these stock options for incentive options following the approval and implementation of the 2008 Equity Incentive Plan.

The foregoing is intended to be only a summary, does not purport to be a complete description of the Option Holder Waiver Agreement and is qualified in its entirety by reference to the Option Holder Waiver Agreement included as Exhibit 10.6 to our 10-KSB/A.

Item 3.02.	Unregistered Sale of Equity Securities

The 50,000 additional shares of common stock granted by the Company to Mr. Stroud pursuant to the amendment to his employment agreement approved by the Board of Directors on April 28, 2008, and more fully described in Item 1.01 above, were issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent applicable, the disclosure set forth in Item 1.01 above pertaining to the amendments to the employment agreements of Messrs. Stroud, Hostetler and Reeves, as well as the disclosure pertaining to the Company’s 2008 Equity Incentive Plan are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

As part of its continuing efforts to improve the corporate governance of the Company, our Board of Directors reviewed and evaluated the Company’s existing corporate governance documents, including our current Amended and Restated Articles of Incorporation and our Bylaws. On April 28, 2008, the Board of Directors determined that it is in the best interests of our Company and shareholders to amend and restate our current Amended and Restated Articles of Incorporation and our current Bylaws in their entirety. On April 28, 2008, the Board approved a form of Amended and Restated Articles of Incorporation to be presented to our shareholders for approval, and adopted Amended and Restated Bylaws.

Copies of the approved form of Amended and Restated Articles, as well as the adopted Amended and Restated Bylaws, were included as Exhibits 3.1(b) and 3.2, respectively, to our 10-KSB/A. We have summarized the approved Amended and Restated Articles and the adopted Amended and Restated Bylaws below under the sections entitled “Summary of Amended and Restated Articles” and “Summary of Amended and Restated Bylaws.” Our current Amended and Restated Articles of Incorporation and our recently-adopted Amended and Restated Bylaws are available for inspection during business hours at our principal executive offices at 122 N. Main Street, Sheridan, Wyoming 82801. In addition, copies may be obtained by writing to the Company’s Secretary at the same address.

Amended and Restated Articles of Incorporation

We have summarized below the significant provisions of the proposed Amended and Restated Articles approved by our Board of Directors on April 28, 2008. The summary below is not exhaustive and is qualified in its entirety by reference to our current Amended and Restated Articles of Incorporation and the proposed Amended and Restated Articles of Incorporation included as Exhibits 3.1(a) and 3.1(b), respectively, to our 10-KSB/A. The Amended and Restated Articles include the following:

•	Affirmatively stating that the period of duration of the Company is perpetual;

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Expressly vesting in the Company all of the rights, powers and privileges conferred upon corporations organized under the laws of Colorado, and permitting the Company to do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes and contains no material changes as compared to its predecessor.

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Reciting that the authorized number of common shares is 500,000,000 shares, and increasing the authorized number of shares of preferred stock from 10,000,000 shares to 50,000,000 shares, which preferred stock may be issued in one or more series of preferred stock, with such voting powers, if any, and with such designations, preferences and relative, participating, options or other special rights, and qualifications, limitations or restrictions as the Board of Directors may determine in its discretion.

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Providing that (i) one-third of the shares entitled to vote at a shareholder meeting, represented in person or by proxy, constitutes a quorum; and (ii) actions required or permitted to be taken by shareholders may be taken without a meeting by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the shares entitled to vote were presented and voted consent to such action in writing;

•	Providing that the number of directors of the Company shall be fixed by the Company’s Bylaws or by resolution of the Board so long as the number of directors does not exceed fifteen (15);

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Providing for indemnification, to the maximum extent permitted by law, by the Company of any director, officer, agent, fiduciary or employee of the Company against any claim, liability or expense arising against or incurred by such person as a result of actions reasonably taken by him at the direction of the Company; and

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Limiting director personal liability for monetary damages to the Company or its shareholders for breach of the director’s fiduciary duty, except for (i) breaches of the director’s duty of loyalty, (ii) acts or omissions not in good faith or that involved intentional misconduct or knowing violation of the law; (iii) certain distributions in contravention of Colorado law; and (iv) any transaction from which the director directly or indirectly derives an improper personal benefit.

Amended and Restated Bylaws

On April 28, 2008, our Board of Directors amended and restated our Company’s Bylaws pursuant to applicable Colorado law as part of its effort to improve the Company’s corporate governance documents generally. We included these Amended and Restated Bylaws as Exhibit 3.2 to our 10-KSB/A. The amendments include the following:

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Allowing the Board of Directors to determine the number of members of the Board of Directors, subject to the Company’s articles of incorporation and applicable provisions of the Colorado Business Corporations Act;

•	Providing that an annual meeting of the shareholders be held in April of each year at a date, time and place fixed by the Board of Directors;

•	Allowing for notice of meetings to shareholders to be given by electronic communication in a form consented to by such shareholder;

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Allowing for action to be taken by the shareholders without a meeting if a written consent is signed by the holders of not less than the minimum number of votes necessary to authorize or take the action;

•	Providing for the issuance of uncertificated shares of capital stock;

•	Expanding the scope of indemnification permissible by the Company to include directors, officers, employees, fiduciaries or agents of the Company, among others; and

•	Expanding the scope of individuals for whom the Company may purchase and maintain insurance to include directors, officers, employees, fiduciaries or agents of the Company, among others.

The foregoing is intended to be only a summary, does not purport to be a complete description of the amendments approved to the Company’s current Amended and Restated Articles of Incorporation and former Bylaws and is qualified in its entirety by reference to the Company’s form of proposed Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws included as Exhibits 3.1(b) and 3.2 to our 10-KSB/A.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Descriptions

10.1	Form of Restricted Stock Agreement

10.2	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZULU ENERGY CORP

Dated: May 2, 2008	By:	/s/ Satyendra Deshpande
Name: Satyendra Deshpande Title: Chief Financial Officer

Exhibit List

10.1	Form of Restricted Stock Agreement

10.2	Form of Stock Option Agreement